UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

U.S. GLOBAL INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas 78229
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.25 par value per share	GROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing.

On October 16, 2023, U.S. Global Investors, Inc. (the “Company”) received a letter (the “Non-Compliance Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the Company has not filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (the “Form 10-K”) within the prescribed time period, the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1).

In accordance with Nasdaq Listing Rules, the Company has 60 calendar days to submit a plan to regain compliance. Following receipt, Nasdaq will provide the Company with written notice of their decision. If the plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the letter.

On October 20, 2023, the Company issued a press release regarding its receipt of the Non-Compliance Letter from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1.

The Company filed a Notification of Late Filing on Form 12b-25 with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2023, indicating that the filing of the Form 10-K would be delayed due to an unanticipated delay related to the determination of whether an establishment of a reserve for certain taxes is required, including the time needed to complete a comprehensive review of liabilities established under FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (codified under ASC 740-10). The Company is working diligently to file its Annual Report on Form 10-K for the year ended June 30, 2023, as soon as practicable.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the filing of the Form 10-K and the establishment of a reserve for certain taxes. No assurance can be given that the Form 10-K will be filed within 60 days, or that Nasdaq will continue to list the Company’s Class A common stock. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the fiscal year ended June 30, 2022, as amended on September 13, 2022 and May 19, 2023, and our other reports and filings with SEC. Copies of these documents are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this filing, except as required by law.

Item 9.01 — Financial Statement and Exhibits

(d) Exhibits

Exhibit 99.1 – Press Release issued by U.S. Global Investors, Inc. dated October 20, 2023.
Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc. By:/s/ Lisa Callicotte Lisa Callicotte Chief Financial Officer

Dated:     October 20, 2023